                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          -----------------------------


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 6, 2001



COMMISSION            EXACT NAME OF REGISTRANT AS             I.R.S. EMPLOYER
FILE NUMBER           SPECIFIED IN ITS CHARTER                IDENTIFICATION NO.
-----------           ------------------------                ------------------

1-11607               DTE ENERGY COMPANY
                      (A MICHIGAN CORPORATION)                38-3217752
                      2000 2ND AVENUE
                      DETROIT, MICHIGAN 48226-1279
                      313-235-4000

Item 7.  Exhibits.

Number          Exhibit

99-47           Press Release dated July 6, 2001 confirming earnings guidance.
99-48           Press Release dated July 6, 2001 discussing merger synergies.


Item 9.  Regulation FD Disclosure.

On July 6, 2001, DTE Energy Company ("DTE Energy") issued press releases confirming earnings guidance and discussing expected merger synergies.

DTE Energy's July 6, 2001 press releases are attached.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                   DTE ENERGY COMPANY
                                   ---------------------------------------------
                                   (Registrant)


                                   By: /s/ Thomas A. Hughes
                                      ------------------------------------------
                                            Thomas A. Hughes
                                            Associate General Counsel



Date:  July 6, 2001.

                               INDEX TO EXHIBITS



EXHIBIT NO.                    DESCRIPTION
----------                     -----------

99-47             Press Release dated July 6, 2001 confirming earnings guidance.
99-48             Press Release dated July 6, 2001 discussing merger synergies.